SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2003

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9286 (Commission File Number)	56-0950585 (IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices)     (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements. Not applicable.

b) Pro Forma Financial Information. Not applicable.

c) Exhibits.

99.1	Press release issued on October 22, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 22, 2003, Coca-Cola Bottling Co. Consolidated issued a press release announcing third quarter 2003 results. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

COCA-COLA BOTTLING CO. CONSOLIDATED

(REGISTRANT)

Date: October 27, 2003	By:	/s/ David V. Singer

David V. Singer Principal Financial Officer of the Registrant and Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
October 22, 2003	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on October 22, 2003.